UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 29, 2000

                               CELEXX CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 000-30468

             Nevada                                 65-0728991
    (State or other jurisdiction of                 (I.R.S. Employer
     incorporation or organization)                Identification No.)

                          7251 West Palmetto Park Road
                                    Suite 208
                              Boca Raton, FL 33433-
               (Address of principal executive offices) (Zip code)

                                  561-395-1920
               (Registrant's telephone number including area code)


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Item 8. Change in Fiscal Year

         On June 9, 2000, the Board of Directors of the Registrant elected to change its fiscal year from a year ending on December 31 to a year ending on June 30. The decision was made to conform to industry group standards and for certain administrative purposes. The change will first be effective with respect to the fiscal year ended December 31, 2001. No later than ninety days following the close of the six month transition period or September 28, 2000, the Registrant will file with the Securities and Exchange Commission a Report on Form 10-KSB-T covering the six-month transition period of January 1,2000 to June 30, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CELEXX CORPORATION

Date: June 9, 2000                 By: /s/ David C. Langle
                                           ----------------
                                           David C. Langle
                                           Vice President
                                           and Chief Financial Officer